===============================================================================

                        PUBLIC SERVICE COMPANY OF COLORADO,

                                             AS ISSUER

                                         TO


                               THE BANK OF NEW YORK,

                                             AS TRUSTEE





                        ------------------------------


                                  INDENTURE


                         SUBORDINATED DEBT SECURITIES


                        DATED AS OF             , 1998


                        ------------------------------



===============================================================================

                          PUBLIC SERVICE COMPANY OF COLORADO

              Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of _______________, 1998

Trust Indenture                                               Indenture Section
  Act Section
Section 310(a)(1) . . . . . . . . . . . . . . . . . . . . . .   609
           (a)(2) . . . . . . . . . . . . . . . . . . . . . .   609
           (a)(3) . . . . . . . . . . . . . . . . . . . . . .   Not Applicable
           (a)(4) . . . . . . . . . . . . . . . . . . . . . .   Not Applicable
           (a)(5) . . . . . . . . . . . . . . . . . . . . . .   609
           (b)    . . . . . . . . . . . . . . . . . . . . . .   608, 610
Section 311(a)    . . . . . . . . . . . . . . . . . . . . . .   613
           (b)    . . . . . . . . . . . . . . . . . . . . . .   613
Section 312(a)    . . . . . . . . . . . . . . . . . . . . . .   701, 702(a)
           (b)    . . . . . . . . . . . . . . . . . . . . . .   702(b)
           (c)    . . . . . . . . . . . . . . . . . . . . . .   702(c)
Section 313(a)    . . . . . . . . . . . . . . . . . . . . . .   703(a)
           (b)    . . . . . . . . . . . . . . . . . . . . . .   Not Applicable
           (c)    . . . . . . . . . . . . . . . . . . . . . .   703(a)
           (d)    . . . . . . . . . . . . . . . . . . . . . .   703(b)
Section 314(a)    . . . . . . . . . . . . . . . . . . . . . .   704
           (b)    . . . . . . . . . . . . . . . . . . . . . .   Not Applicable
           (c)(1) . . . . . . . . . . . . . . . . . . . . . .   102
           (c)(2) . . . . . . . . . . . . . . . . . . . . . .   102
           (c)(3) . . . . . . . . . . . . . . . . . . . . . .   Not Applicable
           (d)    . . . . . . . . . . . . . . . . . . . . . .   Not Applicable
           (e)    . . . . . . . . . . . . . . . . . . . . . .   102
Section 315(a)    . . . . . . . . . . . . . . . . . . . . . .   601(a)
           (b)    . . . . . . . . . . . . . . . . . . . . . .   602
           (c)    . . . . . . . . . . . . . . . . . . . . . .   601(b)
           (d)    . . . . . . . . . . . . . . . . . . . . . .   601(c)
           (d)(1) . . . . . . . . . . . . . . . . . . . . . .   601(a), 601(c)
           (d)(2) . . . . . . . . . . . . . . . . . . . . . .   601(c)
           (d)(3) . . . . . . . . . . . . . . . . . . . . . .   601(c)
           (e)    . . . . . . . . . . . . . . . . . . . . . .   514
Section 316(a)(last sentence) . . . . . . . . . . . . . . . .   101
           (a)(1)(A). . . . . . . . . . . . . . . . . . . . .   512
           (a)(1)(B). . . . . . . . . . . . . . . . . . . . .   502, 513
           (a)(2) . . . . . . . . . . . . . . . . . . . . . .   Not Applicable
           (b)    . . . . . . . . . . . . . . . . . . . . . .   508
Section 317(a)(1) . . . . . . . . . . . . . . . . . . . . . .   503
           (a)(2) . . . . . . . . . . . . . . . . . . . . . .   504
           (b)    . . . . . . . . . . . . . . . . . . . . . .   1008
Section 318(a)    . . . . . . . . . . . . . . . . . . . . . .   107

---------------
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Indenture.

                                  TABLE OF CONTENTS

                                                                            Page
                                                                            ----
RECITALS OF THE COMPANY. . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

                                  ARTICLE ONE
                        Definitions and other Provisions
                              of General Application

SECTION 101.  Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     ACT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     AFFILIATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     AUTHENTICATING AGENT. . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     BANKRUPTCY LAW. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     BOARD OF DIRECTORS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     BOARD RESOLUTION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     BUSINESS DAY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     CAPITAL LEASE OBLIGATIONS . . . . . . . . . . . . . . . . . . . . . . . . 3
     COMMISSION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     COMPANY REQUEST or COMPANY ORDER. . . . . . . . . . . . . . . . . . . . . 3
     CORPORATE TRUST OFFICE. . . . . . . . . . . . . . . . . . . . . . . . . . 3
     COVENANT DEFEASANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     DEFAULTED INTEREST. . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     DEFEASANCE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     DEPOSITORY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     DOLLARS and $ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     EVENT OF DEFAULT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     EXCHANGE ACT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     GAAP. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     GLOBAL SECURITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     HOLDER or SECURITYHOLDER. . . . . . . . . . . . . . . . . . . . . . . . . 4
     INDENTURE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     INTEREST. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     INTEREST PAYMENT DATE . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     MATURITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     OFFICER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     OFFICER'S CERTIFICATE . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     OPINION OF COUNSEL. . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     ORIGINAL ISSUE DISCOUNT SECURITY. . . . . . . . . . . . . . . . . . . . . 5
     OUTSTANDING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     PAYING AGENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     PERIODIC OFFERING . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     PERSON. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     PLACE OF PAYMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     PREDECESSOR SECURITY. . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     PREFERRED SECURITIES. . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     PSCo TRUST. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     REDEMPTION DATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     REDEMPTION PRICE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

                                                                            Page
                                                                            ----
     REGISTERED SECURITY . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     REGULAR RECORD DATE . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     RESPONSIBLE OFFICER . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     SECURITIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     SECURITY REGISTER and SECURITY REGISTRAR. . . . . . . . . . . . . . . . . 7
     SENIOR INDEBTEDNESS . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     SPECIAL RECORD DATE . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
     STATED MATURITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
     TRANCHE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
     TRUST INDENTURE ACT . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
     TRUST SECURITIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
     TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
     U.S. GOVERNMENT OBLIGATIONS . . . . . . . . . . . . . . . . . . . . . . . 8
     VICE PRESIDENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
SECTION 102.   Compliance Certificates and Opinions. . . . . . . . . . . . . . 9
SECTION 103.   Form of Documents Delivered to Trustee. . . . . . . . . . . . .10
SECTION 104.   Acts of Holders . . . . . . . . . . . . . . . . . . . . . . . .10
SECTION 105.   Notices, Etc., to Trustee and Company . . . . . . . . . . . . .12
SECTION 106.   Notice to Holders; Waiver . . . . . . . . . . . . . . . . . . . .
SECTION 107.   Conflict with Trust Indenture Act . . . . . . . . . . . . . . .13
SECTION 108.   Effect of Headings and Table of Contents. . . . . . . . . . . .13
SECTION 109.   Successors and Assigns. . . . . . . . . . . . . . . . . . . . .13
SECTION 110.   Separability Clause . . . . . . . . . . . . . . . . . . . . . .13
SECTION 111.   Benefits of Indenture . . . . . . . . . . . . . . . . . . . . .13
SECTION 112.   Governing Law . . . . . . . . . . . . . . . . . . . . . . . . .14
SECTION 113.   Legal Holidays. . . . . . . . . . . . . . . . . . . . . . . . .14
SECTION 114.   No Recourse Against Others. . . . . . . . . . . . . . . . . . .14

                                   ARTICLE TWO

                                  Security Forms

SECTION 201.   Forms Generally . . . . . . . . . . . . . . . . . . . . . . . .14
SECTION 202.   Form of Trustee's Certificate of Authentication . . . . . . . .15

                                  ARTICLE THREE

                                 The Securities

SECTION 301.   Amount Unlimited; Issuable in Series. . . . . . . . . . . . . .15
SECTION 302.   Denominations . . . . . . . . . . . . . . . . . . . . . . . . .18
SECTION 303.   Execution, Authentication, Delivery and Dating. . . . . . . . .18
SECTION 304.   Temporary Securities. . . . . . . . . . . . . . . . . . . . . .22
SECTION 305.   Registration, Registration of Transfer and Exchange . . . . . .23
SECTION 306.   Mutilated, Destroyed, Lost and Stolen Securities. . . . . . . .25
SECTION 307.   Payment of Interest; Interest Rights Preserved. . . . . . . . .26
SECTION 308.   Persons Deemed Owners . . . . . . . . . . . . . . . . . . . . .27
SECTION 309.   Cancellation. . . . . . . . . . . . . . . . . . . . . . . . . .28
SECTION 310.   Computation of Interest . . . . . . . . . . . . . . . . . . . .28

                                                                            Page
                                                                            ----
                                  ARTICLE FOUR

                           Satisfaction and Discharge

SECTION 401.   Satisfaction and Discharge of Indenture . . . . . . . . . . . .28
SECTION 402.   Application of Trust Money. . . . . . . . . . . . . . . . . . .30

                                  ARTICLE FIVE

                                    Remedies

SECTION 501.   Events of Default . . . . . . . . . . . . . . . . . . . . . . .30
SECTION 502.   Acceleration of Maturity; Rescission and
               Annulment . . . . . . . . . . . . . . . . . . . . . . . . . . .32
SECTION 503.   Collection of Indebtedness and Suits for Enforcement by
               Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . .33
SECTION 504.   Trustee May File Proofs of Claim. . . . . . . . . . . . . . . .34
SECTION 505.   Trustee May Enforce Claims Without Possession of Securities . .34
SECTION 506.   Application of Money Collected. . . . . . . . . . . . . . . . .35
SECTION 507.   Limitation on Suits . . . . . . . . . . . . . . . . . . . . . .35
SECTION 508.   Unconditional Right of Holders to Receive Principal, Premium
               and Interest. . . . . . . . . . . . . . . . . . . . . . . . . .36
SECTION 509.   Restoration of Rights and Remedies. . . . . . . . . . . . . . .36
SECTION 510.   Rights and Remedies Cumulative. . . . . . . . . . . . . . . . .37
SECTION 511.   Delay or Omission Not Waiver. . . . . . . . . . . . . . . . . .37
SECTION 512.   Control by Holders. . . . . . . . . . . . . . . . . . . . . . .37
SECTION 513.   Waiver of Past Defaults . . . . . . . . . . . . . . . . . . . .37
SECTION 514.   Undertaking for Costs . . . . . . . . . . . . . . . . . . . . .38

                                 ARTICLE SIX

                                 The Trustee

SECTION 601.   Certain Duties and Responsibilities of
               the Trustee . . . . . . . . . . . . . . . . . . . . . . . . . .38
SECTION 602.   Notice of Defaults. . . . . . . . . . . . . . . . . . . . . . .39
SECTION 603.   Certain Rights of Trustee . . . . . . . . . . . . . . . . . . .39
SECTION 604.   Not Responsible for Recitals or Issuance of Securities. . . . .41
SECTION 605.   May Hold Securities . . . . . . . . . . . . . . . . . . . . . .41
SECTION 606.   Money Held in Trust . . . . . . . . . . . . . . . . . . . . . .41
SECTION 607.   Compensation and Reimbursement. . . . . . . . . . . . . . . . .41
SECTION 608.   Disqualification; Conflicting Interests . . . . . . . . . . . .42
SECTION 609.   Corporate Trustee Required; Eligibility . . . . . . . . . . . .42
SECTION 610.   Resignation and Removal; Appointment of Successor . . . . . . .42
SECTION 611.   Acceptance of Appointment by Successor. . . . . . . . . . . . .44
SECTION 612.   Merger, Conversion, Consolidation or Succession to
               Business. . . . . . . . . . . . . . . . . . . . . . . . . . . .45
SECTION 613.   Preferential Collection of Claims Against Company . . . . . . .46
SECTION 614.   Appointment of Authenticating Agent . . . . . . . . . . . . . .46

                                                                            Page
                                                                            ----

                                 ARTICLE SEVEN

               Holders' Lists and Reports by Trustee and Company

SECTION 701.   Company to Furnish Trustee Names and Addresses of
               Holders . . . . . . . . . . . . . . . . . . . . . . . . . . . .48
SECTION 702.   Preservation of Information; Communications to Holders. . . . .49
SECTION 703.   Reports by Trustee. . . . . . . . . . . . . . . . . . . . . . .50
SECTION 704.   Reports by Company. . . . . . . . . . . . . . . . . . . . . . .50

                                ARTICLE EIGHT

               Consolidation, Merger, Lease, Sale or Transfer

SECTION 801.   When Company May Merge, Etc.. . . . . . . . . . . . . . . . . .51
SECTION 802.   Opinion of Counsel. . . . . . . . . . . . . . . . . . . . . . .52
SECTION 803.   Successor Corporation Substituted . . . . . . . . . . . . . . .52

                                ARTICLE NINE

                          Supplemental Indentures

SECTION 901.   Supplemental Indentures Without Consent
               of Holders. . . . . . . . . . . . . . . . . . . . . . . . . . .53
SECTION 902.   Supplemental Indentures with Consent of Holders . . . . . . . .55
SECTION 903.   Execution of Supplemental Indentures. . . . . . . . . . . . . .56
SECTION 904.   Effect of Supplemental Indentures . . . . . . . . . . . . . . .57
SECTION 905.   Conformity with Trust Indenture Act . . . . . . . . . . . . . .57
SECTION 906.   Reference in Securities to Supplemental
               Indentures. . . . . . . . . . . . . . . . . . . . . . . . . . .57

                                  ARTICLE TEN

                                   Covenants

SECTION 1001.  Payments of Securities. . . . . . . . . . . . . . . . . . . . .57
SECTION 1002.  Maintenance of Office or Agency . . . . . . . . . . . . . . . .57
SECTION 1003.  Corporate Existence . . . . . . . . . . . . . . . . . . . . . .58
SECTION 1004.  Payment of Taxes and Other Claims . . . . . . . . . . . . . . .58
SECTION 1005.  Compliance Certificates . . . . . . . . . . . . . . . . . . . .58
SECTION 1006.  Commission Reports. . . . . . . . . . . . . . . . . . . . . . .59
SECTION 1007.  Waiver of Stay, Extension or Usury Laws . . . . . . . . . . . .60
SECTION 1008.  Money for Securities Payments to Be Held in Trust . . . . . . .60

                                 ARTICLE ELEVEN

                            Redemption of Securities

SECTION 1101.  Applicability of Article. . . . . . . . . . . . . . . . . . . .62
SECTION 1102.  Election to Redeem; Notice to Trustee . . . . . . . . . . . . .62

                                                                            Page
                                                                            ----

SECTION 1103.  Selection by Trustee of Securities to
               Be Redeemed . . . . . . . . . . . . . . . . . . . . . . . . . .62
SECTION 1104.  Notice of Redemption. . . . . . . . . . . . . . . . . . . . . .63
SECTION 1105.  Deposit of Redemption Price . . . . . . . . . . . . . . . . . .64
SECTION 1106.  Securities Payable on Redemption Date . . . . . . . . . . . . .65
SECTION 1107.  Securities Redeemed in Part . . . . . . . . . . . . . . . . . .65

                                 ARTICLE TWELVE

                                 Sinking Funds

SECTION 1201.  Applicability of Article. . . . . . . . . . . . . . . . . . . .65
SECTION 1202.  Satisfaction of Sinking Fund Payments with Securities . . . . .66
SECTION 1203.  Redemption of Securities for Sinking Fund . . . . . . . . . . .66

                              ARTICLE THIRTEEN

                     Defeasance and Covenant Defeasance

SECTION 1301.  Applicability of Article; Company's Option to Effect
               Defeasance or Covenant Defeasance . . . . . . . . . . . . . . .67
SECTION 1302.  Defeasance and Discharge. . . . . . . . . . . . . . . . . . . .67
SECTION 1303.  Covenant Defeasance.. . . . . . . . . . . . . . . . . . . . . .68
SECTION 1304.  Conditions to Defeasance or Covenant Defeasance . . . . . . . .68
SECTION 1305.  Deposited Money and Government Obligations To Be Held In
               Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . .70

                              ARTICLE FOURTEEN

                               Subordination

SECTION 1401.  Agreement of Securityholders that Securities
               Subordinated to Extent Provided . . . . . . . . . . . . . . . .71
SECTION 1402.  Company not to Make Payments with Respect to
               Securities in Certain Circumstances . . . . . . . . . . . . . .71
SECTION 1403. Securities Subordinated to Prior Payment of all Senior Indebtedness on Dissolution, Liquidation or
               Reorganization of Company . . . . . . . . . . . . . . . . . . .72
SECTION 1404.  Securityholders to be Subrogated to Right of Holders
               of Senior Indebtedness. . . . . . . . . . . . . . . . . . . . .73
SECTION 1405.  Obligation of the Company Unconditional . . . . . . . . . . . .74
SECTION 1406.  Trustee Entitled to Assume Payments Not
               Prohibited in Absence of Notice . . . . . . . . . . . . . . . .74
SECTION 1407.  Application by Trustee of Monies Deposited
               With It . . . . . . . . . . . . . . . . . . . . . . . . . . . .75
SECTION 1408.  Subordination Rights not Impaired by Acts or Omissions
               of Company or Holders of Senior Indebtedness. . . . . . . . . .75
SECTION 1409.  Securityholders Authorize Trustee to Effectuate
               Subordination of Securities . . . . . . . . . . . . . . . . . .75
SECTION 1410.  Right of Trustee to Hold Senior Indebtedness. . . . . . . . . .76

                                                                            Page
                                                                            ----

SECTION 1411.  Article Fourteen Not to Prevent Events
               of Default. . . . . . . . . . . . . . . . . . . . . . . . . . .76


                               ARTICLE FIFTEEN

                                Miscellaneous

SECTION 1501.  Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . .76

          INDENTURE, dated as of _____________, 1998, between PUBLIC SERVICE COMPANY OF COLORADO, a corporation duly organized and existing under the laws of the State of Colorado (herein called the "COMPANY"), having its principal office at 1225 17th Street, Denver, Colorado 80202, and The Bank of New York, a New York banking corporation, as Trustee (herein called the "TRUSTEE"), having its principal place of business at 101 Barclay Street, New York, New York.

                           RECITALS OF THE COMPANY

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness (herein called the "SECURITIES"), to be issued in one or more series, authenticated and delivered, as in this Indenture provided.

          All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of the Securities of any series, without giving priority of any one Security or series over any other, except as otherwise expressly provided herein, as follows:

                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101.  DEFINITIONS.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

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          (4)  the word "INCLUDING" (and with correlative meaning "INCLUDE")
     means including, without limiting the generality of, any description preceding such term; and

          (5) the words "HEREIN," "HEREOF" and "HEREUNDER" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     Certain terms, used principally in Article Six, are defined in that Article.

          "ACT", when used with respect to any Holder, has the meaning specified in Section 104.

          "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "AUTHENTICATING AGENT" means with respect to any Security, any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate such Securities.

          "BANKRUPTCY LAW" means Title 11, U.S. Code, as in effect from time to time, or any similar federal or state law for the relief of debtors.

          "BOARD OF DIRECTORS" means the board of directors of the Company; provided, however, that when the context refers to actions or resolutions of the Board of Directors, then the term "Board of Directors" shall also mean any duly authorized committee of the Board of Directors of the Company or Officer authorized to act with respect to any particular matter to exercise the power of the Board of Directors of the Company.

          "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "BUSINESS DAY", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law, regulation or executive order to close.

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          "CAPITAL LEASE OBLIGATIONS" of a person means any obligation that is required to be classified and accounted for as a capital lease on the face of a balance sheet of such Person prepared in accordance with GAAP.

          "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "COMPANY" means the Person named as the "Company" in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

          "COMPANY REQUEST" or "COMPANY ORDER" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Controller, an Assistant Controller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "CORPORATE TRUST OFFICE" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date hereof is located at 101 Barclay Street, New York, New York.

          "COVENANT DEFEASANCE" has the meaning specified in Section 1303.

          "CUSTODIAN" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

          "DEFAULT" means any event which is, or after notice or passage of time or both would be, an Event of Default.

          "DEFAULTED INTEREST" has the meaning specified in Section 307.

          "DEFEASANCE" has the meaning specified in Section 1302.

          "DEPOSITORY" means, with respect to the Securities of any series, or any Tranche thereof, issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depository by the Company pursuant to Section 301, which must be a clearing agency registered under the Exchange Act until a successor Depository shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depository" shall mean or include each Person who is then a Depository hereunder, and if at any time there is more

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than one such Person, "Depository" shall mean the Depository with respect to the Securities of that series or Tranche.

          "DOLLARS" and "$" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debt.

          "EVENT OF DEFAULT" has the meaning specified in Section 501.

          "EXCHANGE ACT" means the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, in each case as amended from time to time.

          "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Standards Accounting Board, and as are applicable to the financial statements of the Company, in each case as of the date of any computation required hereunder.

          "GLOBAL SECURITY" means a Security that evidences all or part of the Securities of any series, or any Tranche thereof.

          "HOLDER" or "SECURITYHOLDER" means, with respect to a Security, the Person in whose name such Security is registered in the Security Register (which terms, in the case of a Global Security, mean the Depository with respect to such Security).

          "INDENTURE" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities, and any Tranche thereof, established as contemplated by Section 301.

          "INTEREST", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

          "INTEREST PAYMENT DATE", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

          "MATURITY", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "OFFICER" means the Chairman of the Board, the Vice Chairman of the Board, the President, any Vice President, the

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Treasurer, any Assistant Treasurer, the Controller, the Secretary or any
Assistant Secretary of the Company.

          "OFFICER'S CERTIFICATE" means a certificate signed by an Officer and delivered to the Trustee.

          "OPINION OF COUNSEL" means a written opinion of counsel, who may be an employee of or counsel for the Company, and who shall be reasonably acceptable to the Trustee.

          "ORIGINAL ISSUE DISCOUNT SECURITY" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

          "OUTSTANDING", when used with respect to any Securities, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

             (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

            (ii) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed prior to the Stated Maturity thereof, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

           (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

            (iv)    Securities which have been defeased pursuant to Section
     1302;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder (a) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be that portion of the principal amount thereof that could be declared to be due and payable upon the occurrence of an Event of Default and the

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continuation thereof pursuant to the terms of such Original Issue Discount
Security as of the date of such determination and (b) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company (other than a PSCo Trust) or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

          "PAYING AGENT" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest, if any, on any Securities on behalf of the Company. The Company may act as Paying Agent with respect to any Securities issued hereunder.

          "PERIODIC OFFERING" means an offering of Securities of a series from time to time any or all of the specific terms of which Securities, which may be in one or more Tranches, including the rate or rates of interest, if any, thereon, the Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents from time to time subsequent to the initial request for authentication and delivery of such Securities by the Trustee, all as contemplated in Section 301.

          "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "PLACE OF PAYMENT", when used with respect to any Security, means the place or places where the principal of (and premium, if any) and interest, if any, on such Security or any Tranche thereof, are payable as specified as contemplated by Section 301.

          "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed (to the extent lawful) to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "PREFERRED SECURITIES" means the preferred securities issued by a PSCo Trust.

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          "PSCO TRUST" means a statutory business trust created by the
Company for the purpose of issuing Trust Securities and to use the proceeds of the sale thereof to purchase one or more series of Securities.

          "REDEMPTION DATE", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "REDEMPTION PRICE", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "REGISTERED SECURITY" means any Security issued hereunder and registered in the Security Register.

          "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date on the Securities means the date specified for that purpose as contemplated by Section 301.

          "RESPONSIBLE OFFICER", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "SECURITIES" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

          "SECURITY REGISTER" and "SECURITY REGISTRAR" have the respective meanings specified in Section 305.

          "SENIOR INDEBTEDNESS" means the principal of and premium, if any, and interest, if any, on the following, whether outstanding on the date of execution of this Indenture or thereafter incurred or created: (i) all obligations of the Company for money borrowed by the Company (including Capital Lease Obligations and purchase money obligations with an original maturity in excess of one year) or evidenced by debentures (other than the Securities), bonds, notes, bankers' acceptances or other corporate debt securities or similar instruments issued by the Company; (ii) all obligations of the Company with respect to letters of credit; (iii) all obligations of the Company constituting a guarantee or assumption of indebtedness of others

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of the type referred to in the preceding clauses (i) and (ii), including through an agreement to purchase, contingent or otherwise; (iv) all dividends of others for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise; (v) all obligations of the type referred to in clauses (i) through (iv) of others secured by any property or asset of the Company (whether or not such obligation is assumed by the Company), the amount of such obligation being deemed to be the lesser of the value of such property or asset or the amount of the obligation so secured or (vi) renewals, extensions or refundings of any of the obligations referred to in the preceding clauses (i) through (v); unless, in the case of any particular obligation, renewal, extension or refunding, under the express provisions of the instrument creating or evidencing the same, or pursuant to which the same is outstanding, such obligation or such renewal, extension or refunding thereof is not superior in right of payment to or is pari passu with the Securities.

          "SPECIAL RECORD DATE" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

          "STATED MATURITY", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

          "TRANCHE" means a group of Securities which (a) are of the same series and (b) are identical except as to principal amount and/or date of issuance.

          "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was executed; provided, however, that in the event that such Act is amended after such date, "TRUST INDENTURE ACT" means, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

          "TRUST SECURITIES" means the undivided beneficial interests in a PSCo Trust.

          "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

          "U.S. GOVERNMENT OBLIGATIONS" means securities which are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii)

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obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed by the full faith and credit of the United States of America which, in either case, are not callable or redeemable at the option of the issuer thereof or otherwise subject to prepayment, and shall also include a depository receipt issued by a New York Clearing House bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment or interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt or from any amount held by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

          "VICE PRESIDENT", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

SECTION 102.   COMPLIANCE CERTIFICATES AND OPINIONS.

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, other than an action permitted by Sections 614 and 704 hereof, the Company shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          a. a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          b. a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          c. a statement that, in the opinion of each such individual, he has made such examination or investigation as

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     is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          d. a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.   FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an Officer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer has actual knowledge that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer or Officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel has actual knowledge that the certificate or opinion or representations with respect to such matters are erroneous.

          The provisions above requiring that certain persons have actual knowledge that certain matters or opinions are erroneous shall not be read to impose any duty of examination or investigation upon such persons.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.   ACTS OF HOLDERS.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is

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hereby expressly required, to the Company. Such instrument or instruments
(and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit or written statement (which need not be notarized) of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate, affidavit or written statement shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee and the Company deem sufficient.

          (c) The ownership of Registered Securities shall be proved by the Security Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          (e) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by Company Order, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining (i) whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date and/or (ii) which Holders may revoke any such Act (notwithstanding subsection (f) of this Section).

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          (f)  Until such time as written instruments shall have been delivered to the Trustee with respect to the requisite percentage of principal amount of Securities for the action contemplated by such instruments, any such instrument executed and delivered by or on behalf of a Holder may be revoked with respect to any or all of such Securities by written notice by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven.

SECTION 105.   NOTICES, ETC., TO TRUSTEE AND COMPANY.

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee and received by the Trustee at its Corporate Trust
     Office, Attention:  [              ], or

          (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture, attention: Secretary, or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.   Notice to Holders; Waiver.

          Where this Indenture or any Security provides for notice to Holders of any event, such notice shall be deemed sufficiently given (unless otherwise herein or in such Security expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders or the validity of the proceedings to which such notice relates. Where this Indenture or any Security provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

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          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

          Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

SECTION 107.   CONFLICT WITH TRUST INDENTURE ACT.

          If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or shall be excluded, as the case may be.

SECTION 108.   EFFECT OF HEADINGS AND TABLE OF CONTENTS.

          The headings of the Articles and Sections herein and the Table of Contents are for convenience of reference only and shall not be taken to be any part of or to control or affect the meaning, construction or effect of provisions of this Indenture.

SECTION 109.   SUCCESSORS AND ASSIGNS.

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110.   SEPARABILITY CLAUSE.

          If any provision of this Indenture or of the Securities, or the application of any such provision to any Person or circumstance, shall be held to be invalid, illegal or unenforceable, the remainder of this Indenture or of the Securities, or the application of such provision to Persons or circumstances other than those as to whom or which it is invalid, illegal or unenforceable, shall not in any way be affected or impaired thereby.

SECTION 111.   BENEFITS OF INDENTURE.

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

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SECTION 112.   GOVERNING LAW.

          This Indenture and the Securities shall be governed by and construed in accordance with the laws (other than the choice of law provisions) of the State of New York except to the extent that the Trust Indenture Act shall be applicable.

SECTION 113.   LEGAL HOLIDAYS.

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day in any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities, other than a provision in Securities of any series, or any Tranche thereof, or in the indenture supplemental hereto, Board Resolution or Officer's Certificate that establishes the terms of the Securities of such series or Tranche, which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal and premium, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day.

SECTION 114.   NO RECOURSE AGAINST OTHERS.

          A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder, by accepting a Security, waives and releases all such liability. Such waivers and releases are part of the consideration for the issuance of the Securities.

                                 ARTICLE TWO

                                SECURITY FORMS

SECTION 201.   FORMS GENERALLY.

          The definitive Securities of each series shall be in substantially such form or forms established as shall be established pursuant to Section 301, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as the Company may deem appropriate and as are not contrary to the provisions of this

Indenture, or as may be required to comply with the rules of any securities exchange or of any automated quotation or book-entry system, or to conform to usage, all as may be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

          The Securities of each series shall be issuable in registered form without coupons. The definitive Securities shall be produced in such manner as shall be determined by the officers executing such Securities, as evidenced by their execution thereof.

SECTION 202.   FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

          The Trustee's certificate of authentication shall be in substantially the form set forth below:

               This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                              -------------------------------
                                   as Trustee

                              By:
                                   --------------------------
                                      Authorized Signatory


                                ARTICLE THREE

                                THE SECURITIES

SECTION 301.   AMOUNT UNLIMITED; ISSUABLE IN SERIES.

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Securities may be issued from time to time in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 304, 305, 306, 906 or 1107);

          (3) whether any Securities of the series, or any Tranche thereof, are to be issuable in global form with or without coupons and, if so, (i) whether beneficial owners of interests in any such Global Security may exchange such interests for Securities of such series and Tranche and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 305, and (ii) the name of the Depository with respect to any Global Security;

          (4) the date or dates on which the principal of the Securities of the series, or any Tranche thereof, is payable;

          (5) the rate or rates at which the Securities of the series, or any Tranche thereof, shall bear interest, if any (including the rate or rates at which overdue principal shall bear interest, if different from the rate or rates at which such Securities shall bear interest prior to Maturity, and, if applicable, the rate or rates at which overdue premium or interest shall bear interest, if any), or any formulary or other method or other means by which any such rate or rates shall be determined, by reference to an index or other fact or event ascertainable outside this Indenture or otherwise; the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date or any formulary or other method or other means by which such date or dates shall be determined, by reference to an index or other fact or event ascertainable outside of this Indenture or otherwise (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension and, if applicable to such series of Securities, or any Tranche thereof, the basis points and United States Treasury rate(s) and any other rates to be used in calculating the reset rate;

          (6) the place or places where the principal of (and premium, if any) and interest, if any (if such interest is not to be paid as specified in Section 307), on Securities of the series, or any Tranche thereof, shall be payable;

          (7) the right of the Company, if any, to defer any payment of principal of or interest on the Securities of the series, or any Tranche thereof, and the maximum length of any such deferral period;

          (8) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series, or any Tranche thereof, may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

          (9) the obligation, if any, of the Company to redeem or purchase Securities of the series, or any Tranche thereof, pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series, or any Tranche thereof, shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and, where applicable, the obligation of the Company to select the Securities to be redeemed;

          (10) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series, or any Tranche thereof, shall be issuable;

          (11) if other than the principal amount thereof, the portion of the principal amount of Securities of the series, or any Tranche thereof, which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

          (12) additional Events of Default with respect to Securities of the series, or any Tranche thereof, if any, other than those set forth herein;

          (13) if either or both of Section 1302 and Section 1303 shall be inapplicable to the Securities of the series, or any Tranche thereof, (provided that if no such inapplicability shall be specified, then both
     Section 1302 and Section 1303 shall be applicable to the Securities of the series, or any Tranche thereof);

          (14) if other than U.S. dollars, the currency or currencies or units based on or related to currencies in which the Securities of such series, or any Tranche thereof, shall be denominated and in which payments or principal of, and any premium and interest on, such Securities shall or may by payable;

          (15) additional covenants with respect to Securities of the series, or any Tranche thereof, if any, other than those set forth herein;

          (16) if other than the Trustee, the identity of the Registrar and any Paying Agent; and

          (17) any exceptions to Section 113 or in the definition of "Business Day" with respect to Securities of the series, or any Tranche thereof,

          (18) any other terms of the Securities of the series, or any Tranche thereof (which terms shall not be inconsistent with the provisions of this Indenture).

          All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officer's Certificate or in any such indenture supplemental hereto.

          With respect to Securities of a series subject to a Periodic Offering, the indenture supplemental hereto or the Board Resolution which establishes such series, or the Officer's Certificate pursuant to such Board Resolution, may provide general terms or parameters for Securities of such series and provide either that the specific terms of Securities of such series, or any Tranche thereof, shall be specified in a Company Order or that such terms shall be determined by the Company or its agents in accordance with procedures specified in a Company Order as contemplated by Section 303.

          Anything herein to the contrary notwithstanding, the Trustee shall be under no obligation to authenticate and deliver Securities of any series the terms of which, established as contemplated by this Section, would affect the rights, duties, obligations, liabilities or immunities of the Trustee under this Indenture.

SECTION 302.   DENOMINATIONS.

          The Securities shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 301. In the absence of any such provisions with respect to the Securities of any series, or any Tranche thereof, the Securities of such series or Tranche shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 303.   EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

          The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the original execution and delivery of this Indenture, the Company may deliver Securities of any series, executed by the Company, to the Trustee for authentication. Except as otherwise provided in this Article Three, the Trustee shall thereupon authenticate and make available for delivery, or cause to be authenticated and delivered, said Securities to or upon a Company Order, without any further action by the Issuer; PROVIDED, HOWEVER, that the Trustee shall authenticate and make available for delivery Securities of such series for original issue from time to time in the aggregate principal amount established for such series pursuant to such procedures, acceptable to the Trustee and to such recipients, as may be specified from time to time by a Company Order. The Stated Maturity, original issue dates, interest rates and any other terms of the Securities of such series, or any Tranche thereof, shall be determined by or pursuant to such Company Order and procedures. If provided for in such procedures, such Company Order may authorize authentication and delivery pursuant to oral instructions from the Company or its duly authorized agent, which instructions shall be promptly confirmed in writing.

          In authenticating the Securities of such series and accepting the responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, prior to the initial authentication of the Securities of such series, and (subject to Section 601) shall be fully protected in relying upon:

          (1) a Board Resolution relating thereto certified by the Secretary or Assistant Secretary of the Company;

          (2) an Officer's Certificate or an executed supplemental indenture setting forth the terms of such Securities as provided in Section 301;

          (3) an Officer's Certificate which shall state that all conditions precedent provided for in this Indenture relating to the issuance of such Securities have been complied with, that no Event of Default with respect to any series of Securities, or any Tranche thereof, has occurred and is continuing and that the issuance of such Securities does not constitute and will not result in (i) any Event of Default or any event or condition, which, upon the giving of notice or the lapse of time or both, would become an Event of Default or (ii) any default under the provisions of any other instrument or agreement by which the Company is bound; and

          (4)  an Opinion of Counsel, which shall state:

          (a) that the form or forms of such Securities have been duly authorized by the Company and have been established in conformity with the provisions of this Indenture;

          (b) that the term or terms of such Securities have been duly authorized by the Company and have been established in conformity with the provisions of this Indenture;

          (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law); and

          (d) that no consent, approval, authorization, order, registration or qualification of or with any court or any governmental agency or body having jurisdiction over the Company is required for the execution and delivery of such Securities by the Company, except such as have been obtained (except that no opinion need be expressed as to state securities or Blue Sky laws).

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture in a manner that in the written opinion of counsel to the Trustee (which counsel may be an employee of the Trustee) such authentication may not lawfully be made or would involve the Trustee in personal liability.

          Notwithstanding the provisions of Section 301 and of the immediately preceding paragraph, with respect to Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to receive the Officer's Certificate otherwise required pursuant to Section 303(3) and the Opinion of Counsel required by Section 303(4) only once at or prior to the time of the first authentication and delivery of such Securities (provided that such Opinion of Counsel addresses the authentication and delivery of all such Securities) and that, in lieu of the opinions described in clauses (b) and (c) above, Counsel may opine that:

               (x) when the terms of such Securities shall have been established pursuant to a Company Order or Orders or pursuant to such procedures as may be specified from time to time by a Company Order or Orders, all as contemplated by and in accordance with the instrument or instruments delivered pursuant to clause (a) above, such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of this Indenture; and

               (y) when such Securities shall have been authenticated and delivered by the Trustee in accordance with this Indenture and the Company Order or Orders or the specified procedures referred to in paragraph (x) above and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, such Securities will constitute valid obligations of the Company enforceable in accordance with their terms except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors rights generally and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

          With respect to Securities of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company of any of such Securities, the forms and terms thereof, the validity thereof and the compliance of the authentication and delivery thereof with the terms and conditions of this Indenture, upon the Opinion or Opinions of Counsel, the Officer's Certificate and the certificates and other documents delivered pursuant to this Section 303 at or prior to the time of the first authentication and delivery of Securities of such series until any of such opinions, certificates or other documents have been superseded or revoked or expire by their terms; PROVIDED, HOWEVER, that any request by the Company to the Trustee to authenticate and deliver Securities of such series shall constitute a representation and warranty by the Company that as of the date of such request the statements made in the most recent Officer's Certificate delivered pursuant to Section 303(3) are true and correct as if made on and as of the date thereof.

          If the Company shall establish pursuant to Section 301 that the Securities of a series, or any Tranche thereof, are to be issued in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to the authentication and delivery of such series or Tranche, authenticate and deliver one or more Global Securities that (i) shall be in an aggregate amount equal to the aggregate principal amount specified in such Company Order, (ii) shall be registered in the name of the Depository therefor or its nominee, and (iii) shall be made available for delivery by the Trustee to such Depository or pursuant to such Depository's instruction.

          Each Depository designated pursuant to Section 301 must, at the time of its designation and at all times while it serves as Depository, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

          Unless otherwise provided for in the form of Security, each Security shall be dated the date of its authentication and except that any substitute Security under Section 306 shall be dated so that neither gain nor loss in interest shall result from any mutilation, destruction, loss or theft of the relevant Predecessor Security.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

SECTION 304.   TEMPORARY SECURITIES.

          Pending the preparation of definitive Securities of any series, or any Tranche thereof, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

          In the case of Securities of any series, or any Tranche thereof, such temporary Securities may be in global form, representing all or a portion of the Outstanding Securities of such series or Tranche.

          Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of Section 305), if temporary Securities of any series, or any Tranche thereof, are issued, the Company will cause definitive Securities of that series or Tranche thereof to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, or any Tranche thereof, the temporary Securities of such series or Tranche shall be exchangeable for definitive Securities of such series or Tranche thereof upon surrender of the temporary Securities of such series or Tranche thereof at the office or agency of the Company in a Place of Payment for that series or Tranche without charge to the Holder.

Upon surrender for cancellation of any one or more temporary Securities of any series, or any Tranche thereof, the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of the same series, or Tranche thereof, of authorized denominations and of like tenor. Until so exchanged, the temporary Securities of any series, or any Tranche thereof, shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series, or any Tranche thereof.

SECTION 305.   REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

          The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "SECURITY REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities of each series, or Tranche thereof, and of registration of transfers of Securities of each series, or Tranche thereof. The Trustee is hereby appointed "SECURITY REGISTRAR" for the purpose of registering Securities and transfers of Securities as herein provided.

          Upon surrender for registration of transfer of any Security of any series or any Tranche thereof, at the office or agency of the Company in Place of Payment for that series or Tranche thereof, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of the same series and Tranche, of any authorized denominations and of a like aggregate principal amount and Stated Maturity.

          At the option of the Holder, Securities of any series or any Tranche thereof, may be exchanged for other Securities of the same series and Tranche, of any authorized denominations and of a like aggregate principal amount and Stated Maturity, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

          The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

          (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depository designated for such Global Security or a nominee thereof and delivered to such Depository or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

          (2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depository for such Global Security or a nominee thereof unless (A) such Depository (i) has notified the Company that it is unwilling or unable to continue as Depository for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security or (C) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by
     Section 301.

          (3) Subject to Clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depository for such Global Security shall direct.

          (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 304, 306, 906 or 1107 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depository for such Global Security or a nominee thereof.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          Unless otherwise provided in the Securities to be transferred or exchanged, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

          The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series, or any Tranche thereof, during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series or Tranche selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION 306.   MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

          If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and Tranche, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and Tranche, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.   PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

          Unless otherwise specified as contemplated by Section 301 with respect to the Securities of any series, or Tranche thereof, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of any Paying Agent therefor; provided however, that unless otherwise specified as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, interest on any Security shall be paid by check mailed to the address of the Person entitled thereto as such address appears on the Security Register.

          Any interest on any Security of any series, or Tranche thereof, which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series or Tranche thereof (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series or any Tranche thereof and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Section 307 provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series or any Tranche thereof at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series or any Tranche thereof (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest on the Securities of any series, or any Tranche thereof, in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Section 307, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308.   PERSONS DEEMED OWNERS.

          Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          None of the Company, the Trustee or any agent of the Company or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interest of a Security in global form, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest. Notwithstanding the foregoing, with respect to any Security in global form, nothing herein shall prevent the Company or the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by any Depository (or its nominee), as a Holder, with respect to such Security in global form or impair, as between such Depository and owners of beneficial interests in such Security in global form, the operation of customary practices governing the exercise of the right of such Depository (or its nominee) as holder of such Security in global form.

SECTION 309.   CANCELLATION.

          All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities shall be held by the Trustee and may be destroyed (and, if so destroyed, certification of their destruction shall be delivered to the Company, unless, by a Company Order, the Company shall direct that cancelled Securities be returned to it).

SECTION 310.   COMPUTATION OF INTEREST.

          Except as otherwise specified as contemplated by Section 301 for Securities of any series, or any Tranche thereof, interest, if any, on the Securities of each series shall be computed on the basis of a 360 day year consisting of twelve 30-day months and, with respect to any period less than a full calendar month, on the basis of the actual number of days elapsed during such period in relation to the deemed 30 days of such month.

                                 ARTICLE FOUR

                          SATISFACTION AND DISCHARGE

SECTION 401.   SATISFACTION AND DISCHARGE OF INDENTURE.

          This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for or in the form of Security for such series or Tranche), when the Trustee, upon Company Request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)  either

          (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money or U.S. Government Obligations has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1008) have been delivered to the Trustee for cancellation; or

          (B) all such Securities not theretofore delivered to the Trustee for cancellation

             (i)    have become due and payable, or

            (ii) will become due and payable at their Stated Maturity within one year, or

           (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited with the Trustee as trust funds in trust for the purpose (a) money in the necessary amount or (b) U.S. Government Obligations, the principal of and the interest on which when due, and without any regard to reinvestment thereof, in the opinion of an independent accountant, and, in the opinion of the officers of the Company executing an Officer's Certificate to that effect, will provide moneys which, together with the moneys, if any, deposited with or held by the Trustee, shall be sufficient to pay when due the principal of, premium, if any, and interest due and to become due on said Securities or portions thereof on the Redemption Date or the Stated Maturity thereof, as the case may be, in trust to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Securities which have become due and payable) or the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Company to any Authenticating

Agent under Section 614 and, if money or U.S. Government Obligations shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1008 shall survive.

SECTION 402.   APPLICATION OF TRUST MONEY.

          Subject to the provisions of the last paragraph of Section 1008, all money or U.S. Government Obligations deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest, if any, for whose payment such money or U.S. Government Obligations has been deposited with or received by the Trustee.

                                 ARTICLE FIVE

                                   REMEDIES

SECTION 501.   EVENTS OF DEFAULT.

          "EVENT OF DEFAULT," wherever used herein with respect to the Securities of any series means any one of the following events:

          (1) failure to pay interest on any Security of that series when such interest becomes due and payable and such failure continues for a period of 30 days and the time for payment of such interest has not been extended; provided, however that if the Company is permitted by the terms of the Securities of the applicable series to defer the payment in question, the date on which such payment is due and payable shall be the date on which the Company is required to make payment following such deferral, if such deferral has been elected pursuant to the terms of the Securities of that series; or

          (2) failure to pay principal of (or premium, if any, on) any Security of that series when the same becomes due and payable at Maturity (including redemptions under Article Eleven but excluding any failure by the Company to deposit money with the Trustee in connection with any redemption at the option of the Company) and the time for payment of such principal (or premium, if any), has not been extended; provided, however, that if the Company is permitted by the terms of the Securities of the applicable series to defer the payment in question, the date on which such payment is due and payable shall be the date on which the Company is required to make payment following such deferral, if such deferral has been elected pursuant to the terms of the Securities of that series; or

          (3) the Company fails to observe or perform any of its other covenants, warranties or agreements in the Securities of that series or in this Indenture (other than a covenant, agreement or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and the failure to observe or perform continues for the period and after the notice specified in the last paragraph of this Section; or

          (4) the Company pursuant to or within the meaning of any Bankruptcy Law (A) commences a voluntary case or proceeding under any Bankruptcy Law with respect to itself, (B) consents to the entry of a judgment, decree or order for relief against it in an involuntary case or proceeding under any Bankruptcy Law, (C) consents to or acquiesces in the institution of bankruptcy or insolvency proceedings against it, (D) applies for, consents to or acquiesces in the appointment of or taking possession by a Custodian of the Company or for any material part of its property, (E) makes a general assignment for the benefit of its creditors, (F) admits in writing its inability to pay its debts generally as they become due, or (G) takes any corporate action in furtherance of or to facilitate, conditionally or otherwise, any of the foregoing; or

          (5) (i) a court of competent jurisdiction enters a judgment, decree or order for relief in respect of the Company in an involuntary case or proceeding under any Bankruptcy Law which shall (A) approve as properly filed a petition seeking reorganization, arrangement, adjustment or composition in respect of the Company, (B) appoint a Custodian of the Company or for any material part of its property or (C) order the winding-up or liquidation of its affairs, and such judgment, decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (ii) any bankruptcy or insolvency petition or application is filed, or any bankruptcy or insolvency proceeding is commenced against the Company and such petition, application or proceeding is not dismissed within 60 days; or (iii) a warrant of attachment is issued against any material portion of the property of the Company which is not released within 60 days of service; or

          (6) failure to pay any installment of interest, when the same shall become due and payable, on any other series of Securities issued or hereafter issued pursuant to this Indenture and such failure shall continue for a period of thirty days, or failure to pay the principal of (or premium, if any, on) any such other series of Securities when the same shall become due and payable at Maturity (including upon redemption but excluding any failure by the Company to deposit money with the Trustee in connection with any redemption at the option of the Company), and the time for payment of such interest or principal (or premium, if any) shall not have been extended; provided, however, that if the Company is permitted by the terms of the Securities of the applicable series to defer the payment in question, the date on which such payment is due shall be the date on which the Company is required to make payment following such deferral, if such deferral has been elected pursuant to the terms of the Securities of that series; or

          (7) any other Event of Default provided with respect to Securities of that series as contemplated by Section 301.

          A Default under clause (3) above is not an Event of Default until the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series notify the Company in writing of the Default and the Company does not cure the Default within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default". When a Default under clause (3) above is cured within such 60-day period, it ceases.

SECTION 502.   ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

          If an Event of Default with respect to Securities of any series, (other than an Event of Default specified in clause (4) or (5) of Section
501) occurs and is continuing, the Trustee by notice in writing to the Company, or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of the affected series by notice in writing to the Company and the Trustee, may declare the unpaid principal of and accrued interest, if any, to the date of acceleration (or, if the Securities of that series, or any Tranche thereof, are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) on all the Outstanding Securities of that series, to be due and payable immediately and, upon any such declaration, the Outstanding Securities of that series (or specified principal amount) shall become and be immediately due and payable.

          If an Event of Default specified in clause (4) or (5) of Section 501 occurs, all unpaid principal of and accrued interest, if any, on the Outstanding Securities of all series (or specified principal amount) shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

          The Holders of a majority in principal amount of the Outstanding Securities of the affected series (subject to, in the case of any series of Securities held as trust assets of a PSCo Trust, obtaining the consent of the holders of the Trust Securities of such PSCo Trust as may be required by the applicable declaration of such PSCo Trust) by notice to the Trustee may rescind an acceleration and its consequences if (i) all existing Events of Default, other than the nonpayment of the principal and interest of the Securities of that series that has become due solely by such declaration of acceleration, have been cured or waived, (ii) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal that has become due otherwise than by such declaration of acceleration have been paid, (iii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (iv) all payments due to the Trustee and any predecessor Trustee under Section 607 have been made.

SECTION 503.   COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

          The Company covenants that if:

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, if any, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

          If an Event of Default with respect to any Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders thereof by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to secure any other proper remedy.

SECTION 504.   TRUSTEE MAY FILE PROOFS OF CLAIM.

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

             (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel) and of the Holders allowed in such judicial proceedings, and

            (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
     Section 607.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505.   TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.   APPLICATION OF MONEY COLLECTED.

          Any money collected by the Trustee pursuant to this Article in respect of the Securities of any series shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, if any, upon presentation of the Securities in respect of which moneys have been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          First: To the payment of all amounts due the Trustee under Section 607 applicable to such series;

          Second: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest, if any, on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities of such series for principal (and premium, if any) and interest, if any, respectively; and

          Third:  To the Company.

          The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 506. At least fifteen (15) days before such record date, the Trustee shall mail to each Holder and the Company a notice that states the record date, the payment date and the amount to be paid.

SECTION 507.   LIMITATION ON SUITS.

          No Holder of any series of Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of the affected series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of the affected series; it being understood and intended that no one or more of Holders of Securities of any affected series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders of Securities of the affected series.

SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest, if any, on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder. Notwithstanding any other provision of this Indenture, if the Securities of a series are then held by a PSCo Trust, each holder of Preferred Securities of such PSCo Trust shall have the right to bring suit directly against the Company for the enforcement of payment to such holder in respect of Securities of such series in a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such holder.

SECTION 509.   RESTORATION OF RIGHTS AND REMEDIES.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding has been instituted.

SECTION 510.   RIGHTS AND REMEDIES CUMULATIVE.

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.   DELAY OR OMISSION NOT WAIVER.

          No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.   CONTROL BY HOLDERS.

          The Holders of a majority in principal amount of the Outstanding Securities of any affected series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that:

          (1) such direction shall not be in conflict with any rule of law or with this Indenture;

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

          (3) subject to Section 601, the Trustee need not take any action which might involve the Trustee in personal liability or be unduly prejudicial to the Holders not joining therein.

SECTION 513.   WAIVER OF PAST DEFAULTS.

          The Holders of not less than a majority in principal amount of the Outstanding Securities of any affected series (or, if the affected series of Securities is held by a PSCo Trust, the holders of at least a majority of the aggregate liquidation amount of the Preferred Securities of such PSCo Trust) may by written notice to the Trustee on behalf of the Holders of all the Securities of such series waive any Default or Event of Default with respect to such series and its consequences, except a Default or Event of Default

          (1) in respect of the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series, or

          (2) in respect of a covenant or other provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

          Upon any such waiver, such Default or Event of Default shall cease to exist and shall be deemed to have been cured, for every purpose of this Indenture and the Securities of such series; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

SECTION 514.   UNDERTAKING FOR COSTS.

          All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest, if any, on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

                                  ARTICLE SIX

                                  THE TRUSTEE

SECTION 601.   CERTAIN DUTIES AND RESPONSIBILITIES OF THE TRUSTEE.

          The Trustee hereby accepts the Trusts herein created. The Trustee further undertakes and agrees, as follows:

          (a) Except during the continuance of an Event of Default, the Trustee's duties and responsibilities under this Indenture shall be governed by Section 315(a) of the Trust Indenture Act.

          (b) In case an Event of Default has occurred and is continuing, and is known to the Trustee, the Trustee shall exercise the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c) None of the provisions of Section 315(d) of the Trust Indenture Act shall be excluded from this Indenture.

SECTION 602.   NOTICE OF DEFAULTS.

          Within 30 days after the occurrence of any Default or Event of Default with respect to any Securities of any series, the Trustee shall give to all Holders of Securities of that series, as their names and addresses appear in the Security Register, notice of such Default or Event of Default known to the Trustee, unless such Default or Event of Default shall have been cured or waived; provided, however, that, except in the case of a Default or Event of Default in the payment of the principal of (or premium, if any) or interest, if any, on any Security or in the payment of any sinking fund installment with respect to Securities, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of the affected Securities.

SECTION 603.   CERTAIN RIGHTS OF TRUSTEE.

          Subject to the provisions of the Trust Indenture Act:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity to its reasonable satisfaction against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval or other paper or document, or the books and records of the Company, unless requested in writing to do so by the Holders of a majority in principal amount of the Outstanding Securities of any series; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is not, in the opinion of the Trustee, reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to so proceeding; the reasonable expense of every such investigation shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand;

          (g) the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (h) the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

SECTION 604.   NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

          The recitals herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605.   MAY HOLD SECURITIES.

          The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606.   MONEY HELD IN TRUST.

          Money held by the Trustee in trust hereunder (including amounts held by the Trustee as Paying Agent) need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed upon in writing with the Company.

SECTION 607.   COMPENSATION AND REIMBURSEMENT.

          The Company agrees

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability, damage, claim or expense, including taxes (other than taxes based upon or determined or measured by the income of the Trustee), incurred without gross negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(4) or Section 501(5), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

          The provisions of this Section 607 shall survive the discharge of this Indenture.

SECTION 608.   DISQUALIFICATION; CONFLICTING INTERESTS.

          The Trustee shall be disqualified only where such disqualification is required by Section 310(b) of the Trust Indenture Act. Nothing shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act.

SECTION 609.   CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

          There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under Section 310(a)(1) of the Trust Indenture Act having a combined capital and surplus of at least $50,000,000 subject to supervision or examination by federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any Person directly or indirectly controlling, controlled by, or under common control with the Company may serve as Trustee. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.   RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

          (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

          (d)  If at any time:

          (1) the Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder who has been a BONA FIDE Holder of a Security for at least six months; or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder of a Security who has been a BONA FIDE Holder of a Security for at least six months; or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company with respect to such Securities. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 611.   ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

          (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under the Trust Indenture Act.

SECTION 612.   MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.   PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

          The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent indicated therein.

SECTION 614.   APPOINTMENT OF AUTHENTICATING AGENT.

          At any time when any of the Securities remain Outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities, or any Tranche thereof, which shall be authorized to act on behalf of, and subject to the direction of, the Trustee to authenticate Securities of such series or Tranche issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series, or Tranche thereof, with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

          If an appointment with respect to one or more series or any Tranche thereof, is made pursuant to this Section, the Securities of such series or Tranche may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                            FORM OF AUTHENTICATING AGENT'S
                            CERTIFICATE OF AUTHENTICATION

Dated:_________________

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                       ----------------------------------------
                                                                     AS TRUSTEE


                                       By
                                         --------------------------------------
                                                        AS AUTHENTICATING AGENT


                                       ----------------------------------------
                                                           AUTHORIZED SIGNATORY

          If all of the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 102 and need not be accompanied by an Opinion of Counsel), shall appoint, in accordance with this Section and in accordance with such procedures as shall be acceptable to the Trustee, an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.


                                    ARTICLE SEVEN

                  HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.   COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

          The Company will furnish or cause to be furnished to the Trustee:

          (a) semi-annually, not later than January 15 and July 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the preceding December 15 or June 15, as the case may be; and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

PROVIDED, HOWEVER, that so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.

SECTION 702.   PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

          (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

          (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a); or

          (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

          If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appears in the information preserved at the time by the Trustee in accordance with Section 702(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

SECTION 703.   REPORTS BY TRUSTEE.

          (a) Within 60 days after May 15 of each year commencing with the year 1999, the Trustee shall transmit by mail to all Holders of Securities as provided in Section 313(c) of the Trust Indenture Act, a brief report dated as of May 15, if required by and in compliance with Section 313(a) of the Trust Indenture Act.

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

SECTION 704.   REPORTS BY COMPANY.

          The Company shall:

          (1) file with the Trustee, within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to

     Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

          (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, (a) concurrently with furnishing the same to its stockholders, the Company's annual report to stockholders, containing certified financial statements, and any other financial reports which the Company generally furnishes to its stockholders, and (b) within 30 days after the filing thereof with the Trustee, such summaries of any other information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

          (4) furnish to the Trustee, on or before May 1 of each year, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture. Such certificate need not comply with
     Section 102.


                                    ARTICLE EIGHT

                    CONSOLIDATION, MERGER, LEASE, SALE OR TRANSFER

SECTION 801.   WHEN COMPANY MAY MERGE, ETC.

          The Company shall not consolidate with, or merge with or into any other corporation (whether or not the Company shall be the surviving corporation), or sell, assign, transfer or lease all or substantially all of its properties and assets as an entirety or substantially as an entirety to any Person or group of affiliated Persons, in one transaction or a series of related transactions, unless:

          (1) either the Company shall be the continuing Person or the Person (if other than the Company) formed by such consolidation or with which or into which the Company is merged or the Person (or group of affiliated Persons) to which all or substantially all the properties and assets of the Company as an entirety or substantially as an entirety are sold, assigned, transferred or leased shall be a corporation (or constitute corporations) organized and existing under the laws of the United States of America or any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture; and

          (2) immediately before and after giving effect to such transaction or series of related transactions, no Event of Default, and no Default, shall have occurred and be continuing.

SECTION 802.   OPINION OF COUNSEL.

          The Company shall deliver to the Trustee prior to the proposed transaction(s) covered by Section 801 an Officer's Certificate and an Opinion of Counsel stating that the transaction(s) and such supplemental indenture comply with this Indenture and that all conditions precedent to the consummation of the transaction(s) under this Indenture have been met.

SECTION 803.   SUCCESSOR CORPORATION SUBSTITUTED.

          Upon any consolidation by the Company with or merger by the Company into any other corporation or any lease, sale, assignment, or transfer of all or substantially all of the property and assets of the Company in accordance with
Section 801, the successor corporation formed by such consolidation or into which the Company is merged or the successor corporation or affiliated group of corporations to which such lease, sale, assignment, or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation or corporations had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation or corporations shall be relieved of all obligations and covenants under this Indenture and the Securities and in the event of such conveyance or transfer, except in the case of a lease, any such predecessor corporation may be dissolved and liquidated.

                                     ARTICLE NINE

                               SUPPLEMENTAL INDENTURES

SECTION 901.   SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

          Without notice to or the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the Holders of all or one or more specified series of Securities or one or more specified Tranches thereof (and if such covenants are to be for the benefit of fewer than all series of Securities or fewer than all Securities of a Series, stating that such covenants are expressly being included solely for the benefit of such series or one or more Tranches of such series) or to surrender any right or power herein conferred upon the Company; or

          (3) to add any additional Events of Default with respect to all or one or more series of Securities; or

          (4) to add or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

          (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

          (6)  to secure the Securities; or

          (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

          (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of
     Section 611(b); or

          (9) to cure any ambiguity, defect or inconsistency or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein; or

          (10) to make any change to the provisions hereof or to add other provisions with respect to matters or questions arising under this Indenture; provided that such changes or additions shall not materially adversely affect the interests of the Holders of Securities of any series.

          Without limiting the generality of the foregoing, if the Trust Indenture Act as in effect at the date of the original execution and delivery of this Indenture or at any time thereafter shall be amended and

               (x) if any such amendment shall require one or more changes to any provisions hereof or the inclusion herein of any additional provisions, or shall by operation of law be deemed to effect such changes or incorporate such provisions by reference or otherwise this Indenture shall be deemed to have been amended so as to conform to such amendment to the Trust Indenture Act, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to evidence such amendment hereof; or

               (y) if any such amendment shall permit one or more changes to, or the elimination of, any provisions hereof which, at the date of the original execution and delivery hereof or at any time thereafter, are required by the Trust Indenture Act to be contained herein or are contained herein to reflect any provisions of the Trust Indenture Act as in effect at such date, this Indenture shall be deemed to have been amended to effect such changes or elimination, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to evidence such amendment hereof.

          Upon request of the Company, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon receipt by the Trustee of the documents described in (and subject to the last sentence of) Section 903, the Trustee shall join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture.

SECTION 902.   SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

          Subject to the provisions of Section 901, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under this Indenture, considered as one class, by Act of said Holders delivered to the Company and the Trustee, the Company and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture; provided, however, that if there shall be Securities of more than one series Outstanding hereunder and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but fewer than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but fewer than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that no such supplemental indenture shall without the consent of each Holder affected thereby:

          (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof or extend the time for payment thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or modify the provisions of the Indenture with respect to the subordination of the Securities in a manner adverse to any Holder;

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or Defaults or Events of Default hereunder and their consequences provided for in this Indenture; or

          (3) change the redemption provisions (including Article Eleven) hereof in a manner adverse to such Holder; or

          (4) modify any of the provisions of this Section or Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8), provided that, in the case of Outstanding Securities of a series then held by a PSCo Trust, no such supplemental indenture shall adversely affect the holders of the Preferred Securities of such PSCo Trust without the prior consent of each holder of such Preferred Securities.

A supplemental indenture which changes or eliminates any covenant or other provisions of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities or one or more Tranches thereof, or which modifies the rights of the Holders of Securities of such series, or any Tranche thereof, with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or Tranche.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.   EXECUTION OF SUPPLEMENTAL INDENTURES.

          The Trustee shall sign any supplemental indenture authorized pursuant to this Article, subject to the last sentence of this Section 903. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Officer's Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.   EFFECT OF SUPPLEMENTAL INDENTURES.

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.   CONFORMITY WITH TRUST INDENTURE ACT.

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906.   REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

          Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                                     ARTICLE TEN

                                      COVENANTS

SECTION 1001.  PAYMENTS OF SECURITIES.

          The Company will duly and punctually pay the principal of (and premium, if any) and interest, if any, on the Securities of each series in accordance with the terms of such Securities and this Indenture, and will duly comply with all the other terms, agreements and conditions contained in, or made in the Indenture for the benefit of, the Securities of such series or any Tranche thereof.

SECTION 1002.  MAINTENANCE OF OFFICE OR AGENCY.

          The Company will maintain an office or agency in each Place of Payment where Securities of each series, or any Tranche thereof, may be surrendered for registration of transfer or exchange or for presentation for payment, and where notices and demands to or upon the Company in respect of such Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee as set forth in Section 105 hereof.

          The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series, or any Tranche thereof, may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          The Company hereby initially designates the office of The Bank of New York as such office of the Company.

SECTION 1003.  CORPORATE EXISTENCE.

          Subject to Article 8 hereof, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

SECTION 1004.  PAYMENT OF TAXES AND OTHER CLAIMS.

          The Company will pay or discharge, or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Company or upon the income, profits or property of the Company, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a material lien upon the property of the Company; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 1005.  COMPLIANCE CERTIFICATES.

          (a) The Company shall deliver to the Trustee within 90 days after the end of each fiscal year of the Company (which fiscal year currently ends on December 31), an Officer's Certificate stating whether or not the signer knows of any Default or Event of Default by the Company that occurred prior to the end of the fiscal year and is then continuing. If the signer does know of such a Default or Event of Default, the certificate shall describe each such Default or Event of Default and its status and the specific section or sections of this Indenture in connection with which such Default or Event of Default has occurred. The Company shall also promptly notify the Trustee in writing should the Company's fiscal year be changed so that the end thereof is on any date other than the date on which the

     Company's fiscal year currently ends. The certificate need not comply with Section 102 hereof.

          (b) The Company shall deliver to the Trustee forthwith upon becoming aware of a Default or Event of Default (but in no event later than 10 days after the occurrence of each Default or Event of Default that is continuing), an Officer's Certificate setting forth the details of such Default or Event of Default and the action that the Company proposes to take with respect thereto and the specific section or sections of this Indenture in connection with which such Default or Event of Default has occurred.

SECTION 1006.  COMMISSION REPORTS.

          (a) The Company shall file with the Trustee, within 30 days after it files them with the Commission, copies of the quarterly and annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. If the Company is not subject to the requirement of such Section 13 or 15(d) of the Exchange Act, the Company shall file with the Trustee, within 30 days after it would have been required to file such information with the Commission, financial statements, including any notes thereto and, with respect to annual reports, an auditors' report by an accounting firm of established national reputation and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," both comparable to that which the Company would have been required to include in such annual reports, information, documents or other reports if the Company had been subject to the requirements of such Sections 13 or 15(d) of the Exchange Act. The Company also shall comply with the other provisions of Section 314(a) of the Trust Indenture Act.

          (b) So long as the Securities remain outstanding, the Company shall cause its annual report to stockholders and any other financial reports furnished by it to stockholders generally, to be mailed to the Holders at their addresses appearing in the register of Securities maintained by the Security Registrar in each case at the time of such mailing or furnishing to stockholders. If the Company is not required to furnish annual or quarterly reports to its stockholders pursuant to the Exchange Act, the Company shall cause its financial statements, including any notes thereto and, with respect to annual reports, an auditors' report by an accounting firm of established national reputation and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," to be so filed with the Trustee and mailed to the Holders within 90 days after the end of each of the Company's fiscal years and within 45 days after the end of each of the first three quarters of each fiscal year.

          (c) The Company shall provide the Trustee with a sufficient number of copies of all reports and other documents and information that the Company may be required to deliver to the Holders under this Section 1007.

SECTION 1007.  WAIVER OF STAY, EXTENSION OR USURY LAWS.

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim, and will actively resist any and all efforts to be compelled to take the benefit or advantage of, any stay or extension law or any usury law or other law, which would prohibit or forgive the Company from paying all or any portion of the principal of and/or interest, if any, on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 1008.  MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

          If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, or any Tranche thereof, it will, on or before each due date of the principal of (and premium, if any) or interest, if any, on any of the Securities of that series, or any Tranche thereof, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents for any series of Securities, or any Tranche thereof, it will, prior to each due date of the principal of (and premium, if any) or interest, if any, on any Securities of that series, or any Tranche thereof, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, if any, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure to so act.

          The Company will cause each Paying Agent for any series of Securities, or any Tranche thereof (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest, if any, on Securities of that series, or any Tranche thereof, in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series, or any Tranche thereof) in the making of any payment of principal (and premium, if any) or interest, if any, on the Securities of that series, or any Tranche thereof; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest, if any, on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest, if any, has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee of such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

SECTION 1101.  APPLICABILITY OF ARTICLE.

          Securities of any series, or any Tranche thereof, which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series, or any Tranche thereof) in accordance with this Article.

SECTION 1102.  ELECTION TO REDEEM; NOTICE TO TRUSTEE.

          The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of fewer than all the Securities of any series, or any Tranche thereof, the Company shall, at least 15 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction.

SECTION 1103.  SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

          If fewer than all the Securities of any series, or any Tranche thereof, are to be redeemed, and if at the time the Company shall have given notice of redemption to the Trustee in accordance with Section 1102, there shall not be on file with the Trustee and in effect a Holders' Redemption Agreement, as hereinafter defined and the particular Securities to be redeemed shall be selected by the Trustee, from the Outstanding Securities of such series or Tranche not previously called for redemption, substantially pro rata, by lot or by any other method as the Trustee considers fair and appropriate and that complies with the requirements of the principal national securities exchange, if any, on which such Securities are listed, and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or Tranche or any integral multiple thereof) of the principal amount of Securities of such series or Tranche of a denomination larger than the minimum authorized denomination for Securities of that series or Tranche; provided that in case the Securities of such series or Tranche have different terms and maturities, the

Securities to be redeemed shall be selected by the Company and the Company shall give notice thereof to the Trustee; provided however, that if, as indicated in an Officer's Certificate, the Company shall have offered to purchase all or any principal amount of the Securities then Outstanding of any series, or any Tranche thereof, and fewer than all of such Securities as to which such offer was made shall have been tendered to the Company for such purchase, the Trustee, if so directed by Company Order, shall select for redemption all or any principal amount of such Securities which have not been so tendered.

          If at the time the Company shall have given notice of redemption to the Trustee in accordance with Section 1102, there shall be on file with the Trustee and in effect a Holders' Redemption Agreement, as hereinafter defined, then the Trustee shall select, in accordance with the provisions of said Holders' Redemption Agreement, the Securities or parts thereof to be redeemed.

          For the purposes of this Indenture, the term "Holders' Redemption Agreement" shall mean an agreement, reasonably satisfactory to the Trustee, executed as provided in this Section, which provides for the method to be followed by the Trustee in selecting Securities or parts of Securities for redemption out of any funds held by the Trustee to be applied to such redemption. A Holders' Redemption Agreement may be made with respect to a single series of Securities, or Tranche thereof, in which case it shall be executed by or on behalf of the Holders of all Outstanding Securities of such series or Tranche, or it may be made with respect to all Outstanding Securities, in which case it shall be executed by or on behalf of the Holders of all Securities Outstanding hereunder.

          The Trustee shall promptly notify the Company and the Securities Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of the Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1104.  NOTICE OF REDEMPTION.

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 45 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

          All notices of redemption shall state:

          (1)  the Redemption Date;

          (2)  the Redemption Price;

          (3) if fewer than all the Outstanding Securities of any series or Tranche are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;

          (4) that on the Redemption Date the Redemption Price will be come due and payable upon each such Security to be redeemed and, if applicable, that interest thereon, if any, will cease to accrue on and after said date;

          (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price;

          (6) that the redemption is for a sinking or other fund, if such is the case;

          (7)  the CUSIP number, if any, of the Securities to be redeemed; and

          (8) unless otherwise provided as to a particular series of Securities or any Tranche thereof, if at the time of publication or mailing of any notice of redemption the Company shall not have deposited with the Trustee or Paying Agent and/or irrevocably directed the Trustee or Paying Agent to apply, from money held by it available to be used for the redemption of Securities, an amount in cash sufficient to redeem all of the Securities called for redemption, including accrued interest, if any, to the Redemption Date, such notice shall state that it is subject to the receipt of the redemption moneys by the Trustee or Paying Agent before the Redemption Date (unless such redemption is mandatory) and such notice shall be of no effect unless such moneys are so received before such date.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. Notice of mandatory redemption of Securities shall be given by the Trustee in the name and at the expense of the Company.

SECTION 1105.  DEPOSIT OF REDEMPTION PRICE.

          Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1009) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest, if any, on, all the Securities which are to be redeemed on that date.

SECTION 1106.  SECURITIES PAYABLE ON REDEMPTION DATE.

          Notice of redemption having been given as aforesaid, and the Company having on or before the Redemption Date deposited with the Trustee (and/or having irrevocably directed the Trustee to apply, from money held by it available to be used for the redemption of Securities) an amount in cash sufficient to redeem all of the Securities to be redeemed, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular or Special Record Dates according to their terms and the provisions of Section 307.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate, if any, prescribed therefor in the Security.

SECTION 1107.  SECURITIES REDEEMED IN PART.

          Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and Tranche and Stated Maturity, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                  ARTICLE TWELVE

                                  SINKING FUNDS

SECTION 1201.  APPLICABILITY OF ARTICLE.

          The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series or any Tranche thereof, except as otherwise specified as contemplated by Section 301 for Securities of such series, or Tranche.

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series, or any Tranche thereof, is herein referred to as a "MANDATORY SINKING FUND PAYMENT", and any payment in excess of such minimum amount provided for by the terms of Securities of any series, or any Tranche thereof, is herein referred to as an "OPTIONAL SINKING FUND PAYMENT". If provided for by the terms of Securities of any series, or any Tranche thereof, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series, or any Tranche thereof, as provided for by the terms of Securities of such series, or any Tranche thereof.

SECTION 1202.  SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.

          The Company (1) may deliver Securities of a series, or Tranche (other than any Securities previously called for redemption) and (2) may apply as a credit Securities of a series or Tranche which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series or Tranche required to be made pursuant to the terms of such Securities as provided for by the terms of such series or Tranche thereof; PROVIDED that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 1203.  REDEMPTION OF SECURITIES FOR SINKING FUND.

          Not fewer than 45 days prior to each sinking fund payment date for any series of Securities or any Tranche thereof, the Company will deliver to the Trustee an Officer's Certificate specifying the amount of the next ensuing sinking fund payment for that series or Tranche pursuant to the terms of that series or Tranche, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series or Tranche pursuant to
Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such

Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                               ARTICLE THIRTEEN

                      DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1301. APPLICABILITY OF ARTICLE; COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE.

          Unless pursuant to Section 301 provision is made for the inapplicability of either or both of (a) Defeasance of the Securities of a series, or any Tranche thereof, under Section 1302 or (b) Covenant Defeasance of the Securities of a series, or any Tranche thereof, under Section 1303, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article, shall be applicable to the Securities of such series or Tranche, and the Company may at its option by Board Resolution, at any time, with respect to the Securities of such series, or Tranche, elect to have either Section 1302 (unless inapplicable) or
Section 1303 (unless inapplicable) be applied to the Outstanding Securities of such series or Tranche upon compliance with the applicable conditions set forth below in this Article.

SECTION 1302.  DEFEASANCE AND DISCHARGE.

          Upon the Company's exercise of the option provided in Section 1301 to defease the Outstanding Securities of a particular series or Tranche, the Company shall be discharged from its obligations with respect to the Outstanding Securities of such series or Tranche on the date the applicable conditions set forth in Section 1304 are satisfied (hereinafter, "DEFEASANCE"). Defeasance shall mean that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series or Tranche and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same); provided, however, that the following rights, obligations, powers, trusts, duties and immunities shall survive until otherwise terminated or discharged hereunder:
(A) the rights of Holders of Outstanding Securities of such series or Tranche to receive, solely from the trust fund provided for in Section 1304, payments in respect of the principal of (and premium, if any) and interest, if any, on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1008,
(C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article. Subject to compliance with this Article, the Company may exercise its option with respect to Defeasance under this Section 1302 notwithstanding the prior exercise of its option with respect to

Covenant Defeasance under Section 1303 in regard to the Securities of such series or Tranche.

SECTION 1303.  COVENANT DEFEASANCE.

          Upon the Company's exercise of the option provided in Section 1301 to obtain a Covenant Defeasance with respect to the Outstanding Securities of a particular series, or Tranche thereof, the Company shall be released from its obligations under this Indenture (except its obligations under Sections 304, 305, 306, 506, 509, 610, 1001, 1002, 1006, 1007 and 1008) with respect to the Outstanding Securities of such series, or Tranche thereof, on and after the date the applicable conditions set forth in Section 1304 are satisfied (hereinafter, "COVENANT DEFEASANCE"). Covenant Defeasance shall mean that, with respect to the Outstanding Securities of such series, or Tranche thereof, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in this Indenture (except its obligations under Sections 304, 305, 306, 506, 509, 610, 1001, 1002, 1005, 1007 and 1008), whether directly or indirectly by reason of any reference elsewhere herein or by reason of any reference to any other provision herein or in any other document, and such omission to comply shall not constitute an Event of Default under Section 501(3) with respect to Outstanding Securities of such series, and the remainder of this Indenture and of the Securities of such series or Tranche shall be unaffected thereby.

SECTION 1304.  CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

          The following shall be the conditions to Defeasance under Section 1302 and Covenant Defeasance under Section 1303:

               (1) the Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article applicable to it), under the terms of an irrevocable trust agreement in form and substance reasonably satisfactory to such Trustee, as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) Dollars in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, after payment of all federal, state and local taxes or other charges or assessments in respect thereof payable by the Trustee, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any, on) and each installment of principal of (and premium, if any) and interest, if any, on the Outstanding Securities of such series or Tranche on the Stated Maturity of such principal or installment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series or Tranche on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities.

               (2) No Default or Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit, and no Default or Event of Default under clause (4) or (5) of Section 501 hereof shall occur and be continuing, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

               (3) Such deposit, Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

               (4) Such Defeasance or Covenant Defeasance shall not cause any Securities of such series, or Tranche thereof, then listed on any national securities exchange registered under the Exchange Act to be delisted.

               (5) In the case of an election with respect to Section 1302, the Company shall have delivered to the Trustee either (A) a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders of the Outstanding Securities of such series, or Tranche thereof, will not recognize income, gain or loss for federal income tax purposes as a result of such Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Defeasance had not occurred or (B) an Opinion of Counsel, based on such ruling or on a change in the applicable federal income tax law since the date of this Indenture, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series, or Tranche thereof, will not recognize income, gain or loss for federal income tax purposes as a result of such Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Defeasance had not occurred.

               (6) In the case of an election with respect to Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel or a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders of the Outstanding Securities of such series or Tranche thereof will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred.

               (7) Such Defeasance or Covenant Defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to
          Section 301.

               (8) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the Defeasance under Section 1302 or the Covenant Defeasance under Section 1303 (as the case may be) have been complied with.

SECTION 1305.  DEPOSITED MONEY AND GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST.

          Subject to the provisions of the last paragraph of Section 1008, all money and Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively for purposes of this Section 1305, the "Trustee") pursuant to Section 1304 in respect of the Outstanding Securities of a particular series, or Tranche, shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof, other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities of such series or Tranche.

          Anything in this Article to the contrary notwithstanding, the Trustee shall deliver to pay to the Company from time to time upon Company Request any money or Government Obligations held by it as provided in Section 1304 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited for the purpose for which such money or Government Obligations were deposited.

                                ARTICLE FOURTEEN

                                 SUBORDINATION

SECTION 1401. AGREEMENT OF SECURITYHOLDERS THAT SECURITIES SUBORDINATED TO EXTENT PROVIDED.

          The Company, for itself, its successors and assigns, covenants and agrees and each Holder of the Securities by his acceptance thereof likewise covenants and agrees that the payment of the principal of, premium, if any, and interest, if any, on each and all of the Securities (other than Securities discharged pursuant to Article Four or defeased pursuant to Article Thirteen) is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior payment in full, in cash or cash equivalents, of all Senior Indebtedness. The provisions of this Article shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees hereunder the same as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions.

SECTION 1402. COMPANY NOT TO MAKE PAYMENTS WITH RESPECT TO SECURITIES IN CERTAIN CIRCUMSTANCES.

          (a) No direct or indirect payment by or on behalf of the Company of principal of or premium, if any, or interest on the Securities (other than Securities which have been discharged pursuant to Article Four or defeased pursuant to Article Thirteen), whether pursuant to the terms of the Securities or upon acceleration or otherwise, shall be made if, at the time of such payment, there exists (i) a default in the payment of all or any portion of any Senior Indebtedness and the Trustee has received written notice thereof from the Company, from holders of Senior Indebtedness or from any trustee, representative or agent therefor, or (ii) any other default affecting Senior Indebtedness as a result of which the maturity of such Senior Indebtedness has been accelerated and the Trustee has received written notice from the Company, from holders of Senior Indebtedness or from any trustee, representative or agent therefor, and such default shall not have been cured or waived by or on behalf of the holders of such Senior Indebtedness.

          (b)  In the event that notwithstanding the provisions of this
Section 1402, the Company shall make any payment to the Trustee on account of the principal of or premium, if any, or interest, if any, on the Securities, or on account of any sinking fund, or the Holders of the Securities shall receive any such payment when such payment is prohibited by this Section 1402 and before all amounts payable on, under or in connection with Senior Indebtedness are paid in full in cash or cash equivalents, then and in such event, such payment (subject to the provisions of Sections 1406 and 1407) shall be held by the Trustee or the Holders of the Securities, as the case may be, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness held by them) or their representative or the trustee under the indenture or other agreement (if any) pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with the terms of such Senior Indebtedness, after giving effect to any concurrent payment or distribution or provision therefor to or for the holders of Senior Indebtedness. The Company shall give prompt written notice to the Trustee of any default under any Senior Indebtedness or under any agreement pursuant to which Senior Indebtedness may have been issued.

SECTION 1403. SECURITIES SUBORDINATED TO PRIOR PAYMENT OF ALL SENIOR INDEBTEDNESS ON DISSOLUTION, LIQUIDATION OR REORGANIZATION OF COMPANY.

          Upon any payment or distribution of assets or Securities of the Company, as the case may be, of any kind or character, whether in cash, property or securities, upon any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or similar proceedings of the Company:

          (a) the holders of all Senior Indebtedness shall first be entitled to receive payment in full in cash or cash equivalents of the principal thereof, premium, if any, and interest (including any interest accrued on such Senior Indebtedness subsequent to the commencement of a bankruptcy, insolvency, receivership or similar proceeding), if any, due thereon before the Holders of the Securities are entitled to receive any payment on account of the principal of, premium, if any, or interest, if any, on the Securities or any distribution of any assets or securities;

          (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustees would be entitled except for the provisions of this Article Fourteen, shall be paid by the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making such payment or distribution directly to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness;

          (c) in the event that notwithstanding the foregoing provisions of this Section 1403, the Company shall make any payment to the Trustee on account of the principal of or premium, if any, or interest, if any, on the Securities, or on account of any sinking fund, or the Holders of the Securities shall receive any such payment when such payment is prohibited by this Section 1403 and before all amounts payable on, under or in connection with Senior Indebtedness are paid in full in cash or cash equivalents, then and in such event, such payment (subject to the provisions of Sections 1406 and 1407) shall be held by the Trustee or the Holders of the Securities, as the case may be, in trust for the benefit of, and shall be paid over and delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with the terms of such Senior Indebtedness, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness.

SECTION 1404. SECURITYHOLDERS TO BE SUBROGATED TO RIGHT OF HOLDERS OF SENIOR INDEBTEDNESS.

          Subject to the payment in full in cash or cash equivalents of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until all amounts owing on the Securities shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Indebtedness by or on behalf of the

Company or by or on behalf of the Holders of the Securities by virtue of this Article which otherwise would have been made to the Holders of the Securities shall, as between the Company, its creditors other than holders of the Senior Indebtedness and the Holders of the Securities, be deemed to be payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions of this Article Fourteen are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

SECTION 1405.  OBLIGATION OF THE COMPANY UNCONDITIONAL.

          Nothing contained in this Article Fourteen or elsewhere in this Indenture or in the Securities is intended to or shall impair as between the Company and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of, premium, if any, and interest, if any, on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Fourteen of the holders of Senior Indebtedness in respect of cash, property, or securities of the Company received upon the exercise of any such remedy. Upon any distribution of assets of the Company referred to in this Article Fourteen, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such liquidation, dissolution, winding up, or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fourteen.

SECTION 1406. TRUSTEE ENTITLED TO ASSUME PAYMENTS NOT PROHIBITED IN ABSENCE OF NOTICE.

          The Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company or from one or more holders of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled to assume conclusively that no such facts exist.

SECTION 1407.  APPLICATION BY TRUSTEE OF MONIES DEPOSITED WITH IT.

          Anything in this Indenture to the contrary notwithstanding, any deposit of monies by the Company with the Trustee or any paying agent (whether or not in trust) for the payment of the principal of or premium, if any, or interest, if any, on any Securities shall be subject to the provisions of Sections 1401, 1402, 1403 and 1404 except that, if prior to the date on which by the terms of this Indenture any such monies may become payable for any purpose (including, without limitation, the payment of either the principal of or the interest or premium, if any, on any Security) a Responsible Officer of the Trustee shall not have received with respect to such monies the notice provided for in Section 1406, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date.

SECTION 1408. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF COMPANY OR HOLDERS OF SENIOR INDEBTEDNESS.

          No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

SECTION 1409. SECURITYHOLDERS AUTHORIZE TRUSTEE TO EFFECTUATE SUBORDINATION OF SECURITIES.

          Each Holder of the Securities by his acceptance thereof authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Fourteen and appoints the Trustee his attorney-in-fact for such purpose, including, in the event of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of the Company, the immediate filing of a claim for the unpaid balance of its or his Securities in the form required in said proceedings and cause said claim to be approved.

SECTION 1410.  RIGHT OF TRUSTEE TO HOLD SENIOR INDEBTEDNESS.

          The Trustee shall be entitled to all of the rights set forth in this Article Fourteen in respect of any Senior Indebtedness at any time held by it to the same extent as any other holder of Senior Indebtedness, and nothing in Section 613 or elsewhere in this Indenture shall be construed to deprive the Trustee of any of its rights as such Holder.

SECTION 1411.  ARTICLE FOURTEEN NOT TO PREVENT EVENTS OF DEFAULT.

          The failure to make a payment on account of principal, interest or sinking fund by reason of any provision in this Article Fourteen shall not be construed as preventing the occurrence of an Event of Default under Section 501.

                                ARTICLE FIFTEEN

                                 MISCELLANEOUS

SECTION 1501.  MISCELLANEOUS.

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                   PUBLIC SERVICE COMPANY
                                      OF COLORADO

                                   By
                                      -------------------------------------
                                      Name:
                                      Title:



Attest:

----------------------------
Name:
Title:


                                   THE BANK OF NEW YORK,
                                           as Trustee


                                        By
                                           --------------------------------
                                           Name:
                                           Title:


Attest:

----------------------------
Name:
Title: